Exhibit 10.1


                   AMENDMENT NO. 2 TO LETTER OF UNDERSTANDING

           THIS AMENDMENT NO. 2 TO LETTER OF UNDERSTANDING (this "AMENDMENT") is made and entered into as of September 30, 2004, by and between FRANKLIN CAPITAL CORPORATION, a Delaware corporation ("FRANKLIN"), and AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC, a Delaware limited liability company ("AULT GLAZER"). Capitalized terms used but not defined herein shall have the meanings given to them in the LOU (as defined below).

                                    RECITALS

           WHEREAS, Franklin and Ault Glazer are parties to that certain Letter of Understanding, dated as of June 23, 2004, as amended on August 26, 2004 (the "LOU"), and desire to amend the LOU as set forth in this Amendment.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AMENDMENT

          1.   AMENDMENT OF LOU.

               1.1 Section 3.4 of the LOU shall be amended and restated in its entirety to read as follows:

                    "3.4 EXPENSES. The parties hereto acknowledge and agree that each party shall be responsible for and pay all of its own expenses incurred in connection with the matters contemplated by this LOU."

               1.2 The reference to "November 31, 2004" in clause (iii) of the first sentence of Section 5 shall be deleted and replaced with a reference to "November 30, 2004".

          2.   MISCELLANEOUS.

               2.1 NO OTHER AMENDMENT. Except as specifically amended by this Amendment, the terms and conditions of the LOU shall remain unchanged and in full force and effect.

               2.2 COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have duly executed and delivered this AMENDMENT NO. 2 TO LETTER OF UNDERSTANDING as of the date first written above.

                              FRANKLIN CAPITAL CORPORATION

                              /s/ Stephen L. Brown
                              --------------------------------------------------
                              STEPHEN L. BROWN
                              Chairman and Chief Executive Officer



                              AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC

                              /s/ Milton "Todd" Ault III
                              --------------------------------------------------
                              MILTON "TODD" AULT III
                              Managing Partner